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EXHIBIT 23


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference of our report dated February 3, 1995, included in this Form 10-K for the year ended December 31, 1994, into Wisconsin Bell, Inc.'s previously filed Registration Statement File No. 33-53510.



                                                             ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
March 21, 1995





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